SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                   Deutsche Enhanced Commodity Strategy Fund



Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.


SONALI KAPOOR, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2015.

RICK SMITH, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "MANAGEMENT" heading of the "FUND DETAILS" section of the fund's prospectus.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.
o Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

o  Portfolio Manager: New York.

o BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.



SONALI KAPOOR, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2015.
o Joined Deutsche Asset Management in 2013 with 3 years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

o  Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

o BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.


RICK SMITH, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

o  Senior Portfolio Manager: New York.

o  BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.




               Please Retain This Supplement for Future Reference



February 16, 2017
PROSTKR-780

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